Contract Acceptance Notice - Agency

To:	WAAT Media Corporation, United States of America, registered no. 2512380 and Address: 18226 Ventura Blvd. Suite 102 Tarzana, Ca 91356 Attention: Camill Sayadeh Fax: +1 818 708 0598
From the Vodafone Group Company identified opposite:	Vodafone Sverige AB 371 80 Kariskrona Sweden Attention: Head of Content Services (Anders Jensen) Fax: +48 455 331375
CC:	Vodafone Group Services Limited Vodafone House The Connection, Newbury, Berkshire RG14 2FN United Kingdom Attention: Executive Head of Content Development (Graeme Ferguson) Fax: +44 207 212 0312
Territory	[Note that this Territory must form part of the Territory as defined in this Content Schedule or this notice is not valid]

We accept the Standing Offer set out in the Master Agreement entered into between you and VGSL dated 17 December 2004 (entitled “Vodafone Master Global Content Agency Terms and Conditions”), a copy of which (together with any relevant Content Schedules) we have seen.

Signed on behalf of: The Vodafone Group Company Identified above

Print signatories’ name: Anders Jensen

Position: Head of Content Services

Date signed: 22/12/04

NB - Prior to signing this Contract Acceptance Notice, the Vodafone Group Company must be sent copies of the final, signed versions of: (1) Terms and Conditions; and (2) Content Schedule(s).